280174871 v1 Exhibit 10.3 Execution Version FIRST AMENDMENT TO LOAN AGREEMENT THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”), dated as of December 24, 2022, is made by and among Sumitomo Pharma Co., Ltd. (f/k/a Sumitomo Dainippon Pharma Co., Ltd.), a company (Kabushiki Kaisha) incorporated under the laws of Japan (the “Lender”), Myovant Sciences Ltd., an exempted company organized under the laws of Bermuda (the “Parent”), and Myovant Sciences GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Switzerland (the “Borrower” and, together with the Parent and the Lender, the “Parties” and each, a “Party”). WHEREAS, the parties hereto are party to that certain Loan Agreement, dated as of December 27, 2019 (as amended, restated, amended and restated or otherwise modified from time to time, the “Loan Agreement”) by and among the Parties. WHEREAS, the Borrower is a subsidiary of the Lender. WHEREAS, the Parties have agreed to make certain amendments to the Loan Agreement, subject to the terms and conditions contained herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows. SECTION 1 Capitalized Terms. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. SECTION 2 Amendment to the Loan Agreement. The Loan Agreement is hereby amended as set forth in Annex A attached hereto such that all of the newly inserted double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted in the text of the Loan Agreement, and all of the deleted stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) shall be deemed to be deleted from the text of the Loan Agreement. SECTION 3 Effectiveness. This Amendment shall become effective upon the execution of this Amendment by each of the Parties. SECTION 4 Miscellaneous. (a) References Within Loan Documents. On and after the date hereof, each reference in the Loan Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan Agreement as amended by Section 2 of this Amendment. (b) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each Party. (c) No Waiver. Except as specifically modified above, (i) the Loan Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreement or any of the Loan Documents. The Lender is not under any obligation to enter into this Amendment. The entering into this Amendment by the Parties shall not be deemed to limit or hinder any rights of any such Party under the Loan Documents, nor, except as provided in Section 2 hereof, shall it be deemed to create or infer a course of dealing between any of the Parties with regard to any provision of the Loan Documents. (d) Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

280174871 v1 (e) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision. (f) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. (g) Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents. (h) Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Parties, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. (i) Certain Provisions of the Loan Agreement. The provisions of Sections 8.6, 8.8(A), 8.8(C), 8.8(D) and 8.9 of the Loan Agreement shall apply to this Amendment as if each such provision were set forth herein in their entirety. [Balance of Page Intentionally Left Blank; Signature Pages Follow]

280174871 v1 IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment, as of the date first above written. MYOVANT SCIENCES GMBH By: /s/ Naama Bar Am Name: Naama Bar Am Title: General Manager MYOVANT SCIENCES LTD. By: /s/ Monika Adams Name: Monika Adams Title: Authorized Signatory SUMITOMO PHARMA CO., LTD. By: /s/ Hiroshi Nomura Name: Hiroshi Nomura Title: Representative Director, President and CEO

280174871 v1 Annex A Conformed Loan Agreement [See Attached]

280174871 v1 1 LOAN AGREEMENT This Loan Agreement, dated as of December 27, 2019 (this “Agreement”), is among Sumitomo Pharma Co., Ltd. (f/k/a Sumitomo Dainippon Pharma Co., Ltd.), a company (Kabushiki Kaisha) incorporated under the laws of Japan (the “Lender”), Myovant Sciences Ltd., an exempted company organized under the laws of Bermuda (the “Parent”), and Myovant Sciences GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Switzerland (the “Borrower” and, together with the Parent and the Lender, the “Parties” and each, a “Party”). PRELIMINARY STATEMENTS: A. The Borrower is a subsidiary of the Lender. B. The Borrower has requested the Lender provide it with loans in the maximum principal amount not to exceed $400,000,000. C. The Borrower’s obligations to the Lender will be guaranteed by the Parent and certain of the Parent’s subsidiaries pursuant to the terms of the Guaranty (as defined below). D. This Agreement and the loans made hereunder constitute the loan agreement and the term loan facility referred to in the letter agreement dated as of October 31, 2019, from the Lender to the Parent. AGREEMENT: In consideration of the foregoing and the mutual agreements contained in this Agreement, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows: SECTION 1 INTERPRETATION: This Agreement is to be interpreted in accordance with the rules of construction set forth on Annex A. Capitalized terms used in this Agreement and not otherwise defined have the meanings set forth for such terms on Annex A. All annexes, schedules and exhibits to this Agreement are deemed to be a part of this Agreement. SECTION 2 LOAN FACILITY: 2.1 Loans. Subject the terms and conditions of this Agreement, the Lender shall make loans (collectively, the “Loans” and each, a “Loan”) to the Borrower from time to time from the Closing Date to, but not including, the Drawdown Termination Date as requested by the Borrower in accordance with the terms of Section 2.2 so long as the aggregate outstanding principal amount of the Loans does not exceed $400,000,000. All Loans will be made in Dollars. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow the Loans until the Drawdown Termination Date. 2.2 Drawdown Procedures. The Borrower may not request a Loan more than once in any calendar quarter. The Borrower shall give the Lender prior written notice of its intention to borrow a Loan substantially in the form of Exhibit A (a “Drawdown Notice”) not later than 12:00 p.m., Japan Standard Time, at least ten Business Days prior to the first day of the calendar quarter in which such Loan is to be made, specifying (a) the calendar quarter in which such Loan is to be made, (b) the principal amount of such Loan, which must be at least $1,000,000 and may not exceed the amount for which the Borrower can use the proceeds thereof as set forth in Section 2.3 and (c) the location and number of the Borrower’s

280174871 v1 11 properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Parent and its Subsidiaries) as are customarily carried under similar circumstances by such Persons. 5.6 Payment of Obligations. The Parent shall, and shall cause each of its Subsidiaries to, pay, discharge or otherwise satisfy as the same shall become due and payable, all of its obligations and liabilities, including tax liabilities, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by Parent or such Subsidiary, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.7 Compliance with Laws. The Parent shall, and shall cause each of its Subsidiaries to, comply with the requirements of all laws (including ERISA and Environmental Laws) and all orders, writs, injunctions and decrees applicable to it or to its business or property, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.8 Books and Records. The Parent shall, and shall cause each of its Subsidiaries to, maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Parent or such Subsidiary, as the case may be. 5.9 Inspection Rights. The Parent shall, and shall cause each of its Subsidiaries to, permit representatives and independent contractors of the Lender to visit and inspect any of its properties, to examine its organizational, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably requested. Other than with respect to visits and inspections during the continuation of an Event of Default, the Lender may not exercise its rights under this Section 5.9 more than two times during any calendar year. When an Event of Default exists, the Lender (or any of its representatives or independent contractors) may take any of the actions under this Section 5.9 at the expense of the Borrower and at any time during normal business hours and without advance notice. 5.10 Pari Passu Ranking. The Borrower shall ensure that the Obligations rank at least pari passu with its other present and future obligations to any other lender or for any other debt, except with respect to Permitted Liens. 5.10 [Reserved]. 5.11 Sanctions; Anti-Corruption Laws. The Parent shall maintain in effect policies and procedures designed to ensure compliance by the Parent, its Subsidiaries and their respective directors, officers, employees and agents with applicable Sanctions and with the FCPA and any other applicable anti- corruption laws. 5.12 Anti-Social Forces. The Parent shall, and shall cause any of its Subsidiaries to, maintain that none of the Parent or its Subsidiaries:

280174871 v1 20 8.12 Counterparts. This Agreement may be executed in counterparts (and by different Parties in different counterparts), each of which constitutes an original, but all of which when taken together constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission is as effective as delivery of a manually executed counterpart of this Agreement. SECTION 9 SUBORDINATION OF CLAIMS: 9.1 Subordination. The Obligations are subordinated to all other existing and future claims against the Borrower. In the event of insolvency proceedings (Art. 175, Art. 192 DEIL) and in the event of a confirmed composition agreement with assignment of assets (Art. 317 DEIL), the Lender hereby waives the Obligations to the extent necessary that the claims of all other creditors, and the costs of the liquidation, debt moratorium or insolvency proceedings, are covered in full by the proceeds of the liquidation of the Borrower. The Obligations are hereby deferred for so long as this Article 9 is in effect. None of the Obligations may be paid, settled by offsetting or replacement/novation, or newly secured, compensated, pledged, assigned or in other ways altered, either in full or in part. In the case of bankruptcy or debt restructuring liquidation of the Lender, the Borrower is permitted to offset the subordinated claims of the Lender against the Borrower’s claims against the Lender. If collateral has been provided for the Obligations, the Lender has no right to demand satisfaction from this collateral for so long as this Article 9 is in effect; provided, that this sentence does not apply to collateral pledged by third parties for which there is no right of recourse against the Borrower. The corresponding debt of the Borrower will be shown separately on its balance sheet. 9.2 Amendments. This Article 9 may be amended only pursuant to Section 8.6 and only if: (A) a (an interim) balance sheet audited in accordance with Swiss Auditing Standards shows that all of the Borrower’s liabilities, including all Obligations and any other subordinated claims, are covered by assets of the Borrower; provided, that if the Borrower is subject to an ordinary audit, it is sufficient if the summary report of the statutory auditor does not refer to Art. 725 para. 2 CO; or (B) this Article 9 is replaced by another subordination agreement that is sufficient in amount and scope (whether that be with the same or another creditor), as determined by the Borrower in good faith. 9.3 Additional Terms. (A) The terms of this Article 9 have been approved by the board of directors of the Borrower having given due consideration to the creditworthiness of the Lender. (B) The Lender has no right to demand that the board of directors of the Borrower refrain from notifying the judge of overindebtedness for the duration of this Agreement. 9.4 Governing Law; Jurisdiction. Notwithstanding Section 8.1, Section 8.8 and anything else to the contrary herein: (A) This Article 9 is exclusively subject to Swiss law. The exclusive place of jurisdiction for any dispute, claim or controversy arising under, out of or in connection with or related to this Section 9 (or subsequent amendments thereof), including, without

280174871 v1 21 limitation, disputes, claims or controversies regarding its existence, validity, interpretation, performance, breach or termination, shall be the city of Basel, Switzerland. (Signature page(s) follow)

280174871 v1 A-2 preceding such consolidation or merger; (c) the Parent or the Borrower conveys, transfers, assigns, leases, or otherwise disposes all or substantially all of its assets to any Person or (d) the Borrower ceases to be a direct or indirect wholly owned Subsidiary of the Parent. “Closing Date” means the date of this Agreement. “CO” means the Swiss Federal Code of Obligations dated 30 March 1911 in its latest applicable version. “Commission” means the United States Securities and Exchange Commission. “Disclosure Schedule” means the disclosure schedule attached to this Agreement as of the Closing Date. “Drawdown Notice” has the meaning set forth for such term in Section 2.2. “Drawdown Termination Date” means the date occurring three months prior to the fifth anniversary of the Closing Date. “Debtor Relief Laws” means the United States Bankruptcy Code, the Insolvency Act 1986 (U.K.), Enterprise Act 2002 (U.K.), Companies Act 2006 (U.K.) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, examinership, reorganization, or similar debtor relief laws of the United States, the United Kingdom, Ireland, Switzerland or Bermuda or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “DEIL” means the Swiss Federal Debt Enforcement and Insolvency Law dated 11 April 1889 in its latest applicable version. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition of any property by any Person (including any sale and leaseback transaction and any issuance of equity interests by a Subsidiary of such Person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interests” means any equity interests that, by their terms (or by the terms of any security or other equity interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests and cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, fundamental change, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and the termination of the Lender’s commitment hereunder), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and cash in lieu of fractional shares) (except as a result of a change of control fundamental change, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and the termination of the Lender’s commitment hereunder), in whole or in part, (c) provides for scheduled payments of dividends in cash or (d) are or become convertible into or exchangeable for Indebtedness or any other equity interests that would constitute Disqualified Equity Interests, in each

280174871 v1 A-4 debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness will at all times be valued at the full stated principal amount thereof and (c) Accounting Standards Codification 842, Leases (or any other Accounting Standards Codification having similar result or effect) (and related interpretations) to the extent any lease (or similar arrangement) would be required to be treated as a capital lease thereunder where such lease (or arrangement) would have been treated as an operating lease under GAAP as in effect immediately prior to the effectiveness of such Accounting Standards Codification. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra- national bodies such as the European Union or the European Central Bank). “Guarantors” means, collectively, the Parent and each Subsidiary of Parent (other than the Borrower or, any Excluded Subsidiary, or Myovant Sciences LLC). “Guaranty” means the Guaranty dated as of the Closing Date made by the Guarantors in favor of the Lender. “Guidelines” means, together, guideline S-02.123 in relation to interbank loans of September 22, 1986 (Merkblatt “Verrechnungssteuer auf Zinsen von Bankguthaben, deren Gläubiger Banken sind (Interbankguthaben)” vom 22. September 1986), guideline S-02.130.1 in relation to money market instruments and book claims of April 1999 (Merkblatt vom April 1999 betreffend Geldmarktpapiere und Buchforderungen inländischer Schuldner), circular letter No. 34 of July 26, 2011 (1-034-V-2011) in relation to deposits (Kreisschreiben Nr. 34 “Kundenguthaben” vom 26. Juli 2011) and the circular letter No. 15 of October 3, 2017 (1-015-DVS-2017) in relation to bonds and derivative financial instruments as subject matter of taxation of Swiss federal income tax, Swiss withholding tax and Swiss stamp taxes (Kreisschreiben Nr. 15 “Obligationen und derivative Finanzinstrumente als Gegenstand der direkten Bundesssteuer, der Verrechnungssteuer und der Stempelabgaben” vom 3. Oktober 2017), circular letter No. 46 of July 24, 2019 (1-046-VS-2019) in relation to syndicated credit facilities (Kreisschreiben Nr. 46 betreffend steuerliche Behandlung von Konsortialdarlehen, Schuldscheindarlehen, Wechseln und Unterbeteiligungen vom 24. Juli 2019) and circular letter No. 47 of July 25, 2019 (1-047-V-2019) in relation to bonds (Kreisschreiben Nr. 47 betreffend Obligationen vom 25. Juli 2019), in each case as issued, amended or replaced from time to time, by the Swiss Federal Tax Administration (Eidgenössische Steuerverwaltung) or as substituted or superseded and overruled by any law, statute, ordinance, court decision, regulation or the like as in force from time to time. “Hercules Facility” means the transactions evidenced by the Loan and Security Agreement dated October 16, 2017, by and between the Loan Parties and Hercules Capital, Inc. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (A) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (B) all direct or contingent obligations of such Person arising under (i) letters of credit (including standby and commercial), bankers’ acceptances and bank guaranties and

280174871 v1 A-12 “Swap Contract” means any rate swap transactions, foreign exchange transactions, currency swap transactions, credit derivative transactions, commodity swaps, equity or bond swaps or any other similar transactions or any combination thereof (including any options with respect thereto). “Swiss Auditing Standards” means the auditing standards in their latest version developed and promoted by EXPERTsuisse, the Swiss association for audit, taxes and fiduciary experts. “Swiss Federal Tax Administration” means the tax authorities referred to in article 34 of the Swiss Withholding Tax Act. “Swiss Withholding Tax” means taxes imposed under Swiss Withholding Tax Act. “Swiss Withholding Tax Act” means the Swiss Federal Act on the Withholding Tax of 13 October 1965 (Bundesgesetz über die Verrechnungssteuer), as amended from time to time. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “United States” means the United States of America. 2. Use of Certain Terms. As used in this Agreement, “include,” “includes” and “including” have the inclusive meaning of “including without limitation.” All pronouns and any variations thereof refer to masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require. 3. Irish Terms. Where it relates to Loan Party organized under the laws of Ireland. (a) a reference to “examiner” and “examinership” have the meaning given to such terms in Part 10 of the Irish Companies Act 2014 and (b) a Person being unable to pay its debts includes such Person being unable to pay its debts within the meaning of Sections 509(3) and 570 of the Irish Companies Act 2014. 4. Headings and References. Section and other headings are for reference only, and do not affect the interpretation or meaning of any provision of this Agreement. Unless otherwise provided, references to articles, sections, clauses, annexes, schedules and exhibits refer to articles, sections, clauses, annexes, schedules and exhibits of this Agreement. The words “hereof,” “herein,” “hereby,” “hereunder” and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Unless otherwise expressly indicated in this Agreement, the words “above” and “below,” when following a reference to a clause of any Loan Document, refer to a clause within the same section of such Loan Document. References in this Agreement to any Loan Document or any other agreement are deemed to (a) refer to such Loan Document or such other agreements, as the case may be, as the same may be amended, restated, supplemented or otherwise modified from time to time under the provisions hereof or thereof, unless expressly stated otherwise or unless such amendment, restatement, supplement or modification is not permitted by the terms of this Agreement and (b) include all schedules, exhibits and appendices thereto. References in this Agreement to any law, rule, statute or regulation are deemed to refer to such law, rule, statute or regulation as it may be amended, supplemented or otherwise modified from time to time, and any successor law, rule, statute or regulation, in each case as in effect at the time any such reference is operative. Any reference to a Person includes the successors, assigns, participants and transferees of such Person, but such reference will not increase, decrease or otherwise modify in any way the provisions in any Loan Document governing the assignment of rights and obligations under or the binding effect of any provision of any Loan Document.